180 miles
Oklahoma Woodford Play
Arkoma Woodford
25 active rigs
1,000 Hz producing wells
Sept. 2010
Anadarko Woodford
32 active rigs
124 Hz producing wells
Sept. 2010
S. Oklahoma Woodford
4 active rigs
82 Hz producing wells
Sept. 2010
Dry gas Condensate Oil Woodford absent
Exhibit 99.3

Anadarko Acreage by Operator
CLR #1 Leaseholder in Anadarko Play
CLR acreage held by production
Other producers’ acreage
CLR acreage total
Net acres
251,626
* Data from company releases and conference calls.

3 Contours based on Bbl oil per MMcf gas only; does not include NGLs. Anadarko Woodford Producing Fairway Gas window Gas/condensate window 100 mi Oil window Liquids Rich

4 Anadarko Woodford Play Taking Off CLR’s 1 st completion Bart Woods #1 Mcfe/day Wells Industry completions at Aug. 2010 Horizontal Production and Completions Source: HPDI industry report st
Cana hz completion
• Hancock 1-36H (Dec. ‘07)
CLR’s 1
st
NW Cana
completion
• Bart Woods #1 (WOC at
Jan. ’08)
CLR leasehold: 42,800
net acres

Anadarko Woodford: January 2008
Bart Woods #1
Hancock 1-36H
2007 Woodford completion
Waiting on completion
CLR acreage

124 industry completions to date
• CLR: 10 gross wells (8.2 net)
32 total rigs drilling
Northwest Cana
• Brown 1-2H (100% WI) 4.5 MMcfd
75 Bopd
• Doris 1-25H (98% WI) 4.5 MMcfd
72 Bopd
• Rother 1-2H (100% WI) 2.0 MMcfd
105 Bopd
Southeast Cana confirmation
well
• Dana 1-29H (78% WI) 2.5 MMcfd
88 Bopd
CLR: 6 operated rigs, going to 8
by YE2010

Anadarko Woodford Today
Brown 1-2H
Doris 1-25H
Ballard 1-17H
Dana 1-29H (New)
Rother 1-4H
100 mi
Woodford completions
Industry Woodford rigs
CLR Woodford rigs
CLR acreage

7 Anadarko Woodford Geologic Model N 30 m A A’ Plastic Clay-Rich Siliceous Brittle 100 A Northwest CANA CANA Southeast CANA 0 200 300 Hunton Lower Woodford Mississippian A A’ Upper Woodford N 120 mi

Siliceous Brittle Highly fractured Target Zone: Upper Woodford 8

9 CLR’s Northwest Cana Wells versus Cana Type Curve CLR’s NW Cana Well Performance * Cana type well represents average of 54 wells; 7.1 Bcfe EUR

Third CLR test in SE Cana
Strong liquids content: 2.5
MMcfpd and 88 Bopd
Completed in the siliceous
Upper Woodford
Much higher productivity
Strong validation of SE Cana
potential

Dana 1-29H: Southeast Confirmation Well
Dana 1-29H
(78% WI)
Woodford completions
Industry Woodford rigs
CLR Woodford rigs
CLR acreage

CWC: $7.6MM EUR : 7.1 Bcfe 11 Anadarko Woodford Economics 2011 * Net of differentials.

Anadarko Reservoir Characteristics
Depth
Thickness (ft.)
TOC
Porosity
Gas in place (Bcf/section)
Pressure gradient (psi/ft.)
BTU
GPM
NW Cana
11,000 - 15,000
75 - 125
3% - 5%
7% - 10%
47- 136
0.50 - 0.53
1060 - 1080
2
Cana
11,000 - 15,000
125 - 250
2% - 6%
6% - 9%
78 - 236
0.69 - 0.73
1070 - 1200
2 - 5
SE Cana
11,000 - 15,000
100 - 300
4% - 6%
8% - 10%
79 - 300
0.60 - 0.64
1270 - 1450
6 - 9

CLR’s Anadarko Woodford History
MMcfe gas MMcfe oil CLR Anadarko cum. net wells
CLR 1
st
hz Anadarko well
Bart Woods #1
CLR NW Cana
confirmation well
Doris 1-25H
CLR 1
st
Cana completion
Young 2-22H
CLR 1
st
successful NW
Cana completion
Brown 1-2H
Net Wells
Net Production and Net Well Count

Anadarko Woodford Up-Hole Potential
12+ potential up-hole pay zones
• Rother 1-4H encountered Springer
pay zone
• 3 Bcfe reserve potential per well
• Rother 2-4 spudded last month
Prospective for
Morrow/Springer
90 mi
10%
Gamma ray Porosity

Arkoma Woodford: Continued Expansion
Good results from East
Krebs drilling
• Marilyn 1-29H (80%WI):
4.2 MMcfpd
• Delphia1-34H  (97%WI):
2.8 MMcfpd
• Gaberino 1-28H (78% WI):
3.3 MMcfpd
Horizontal Cromwell
potential
• Non-operated well (8% WI):
8.4 MMcfpd
47,201 net acres (47%
HBP)
CLR acreage
CLR 2010 proposed location
CLR-operated producer
Woodford producer
Delphia 1-34H
Ennis 7H-12
Marilyn 1-29H
East Krebs
Cromwell
potential

CLR’s Woodford Growth Platform
* Anadarko Woodford: 160-acre spacing, 7.1 Bcfe EUR and 80% NRI; Arkoma Woodford: 80-acre spacing, 3 Bcf and 80%
NRI.
In addition to 66 MMBoe proved reserves at June 30, 2010:
Net unbooked potential wells
Additional potential reserves (Tcfe)
In MMBoe
Anadarko
Woodford
1,574
9.1
1,513
Arkoma
Woodford
430
1.0

10.1 Tcfe in potential additional reserves (1,688 MMBoe).

Questions? 17